TRANSAMERICA EXTRA VARIABLE ANNUITY

Issued Through

SEPARATE ACCOUNT VA C

By

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated August 16, 2010

to the

Prospectus dated May 1, 2010

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Extra Variable Annuity dated May 1, 2010.

The following information supplements, amends and replaces the information in the Prospectus regarding Transamerica Convertible Securities VP:

Effective on or around August 16, 2010, Transamerica Asset Management terminated its investment sub-advisory agreement with Transamerica Investment Management with respect to Transamerica Convertible Securities VP fund and entered into a new investment sub-advisory agreement with AllianceBernstein L.P.

In connection with the change in sub-adviser, the Transamerica Convertible Securities VP fund’s investment objective, principal investment strategies and risks and benchmark index, as well as the name, changed. The new name of the fund is Transamerica AllianceBernstein Dynamic Allocation VP .

Please note:

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The Transamerica AllianceBernstein Dynamic Allocation VP - Service Class investment choice has been added as a new Designated Investment Option under the Retirement Income ChoiceSM Rider, the Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider, the Income LinkSM as well as under the Double Enhanced Death Benefit.

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The Transamerica Alliance Bernstein Dynamic Allocation VP - Service Class investment choice has been added as a new Designated Investment Option for the Designated Allocation Group C under the Retirement Income ChoiceSM 1.2 and the Retirement Income ChoiceSM 1.4 riders.

•	These investment choices may vary for certain policies and may not be available for all policies.

The following hereby amends the corresponding paragraphs in the “5. EXPENSES” section in the prospectus:

For the calendar year ended December 31, 2009, TCI received revenue sharing payments (or other marketing and distribution activities) ranging from $3,500 to $32,000 (for a total of $264,750) from the following Fund managers and/or sub-advisers to participate in TCI’s events: Alliance Capital Management L.P., American Century Investment Management, Inc., BlackRock Investment Management, LLC., Columbia Management Advisors, Inc., Evergreen Investments, Federated Investment Management Company, Fidelity Management and Research Company, ING Clarion Real Estate Securities, Janus Capital Management, LLC, Jennison Associates LLC, JPMorgan Investment Management, Inc., Legg Mason, MFS Investment Management, Oppenheimer Funds, Inc., Pacific Investment Management

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Company LLC, Putnam, Schroders, Transamerica Investment Management, LLC, Van Kampen Asset Management, Vanguard. Please note some of the aforementioned managers and/or subadvisors may not be associated with underlying fund portfolios currently available in this product.

The following hereby amends the corresponding paragraphs for the Retirement Income ChoiceSM 1.2 Rider and the Retirement Income ChoiceSM 1.4 Riders in the “10. ADDITIONAL FEATURES” section in the prospectus. The following also amends the Retirement Income ChoiceSM Rider and the Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider.

3. Income Enhancement Option. If you elect this rider, you can also elect to have your withdrawal percentage double if either the annuitant (or the annuitant’s spouse if the joint life option is elected) is confined, due to a medical necessity in a hospital or nursing facility due to physical or cognitive ailments. Benefits from this option are not available unless the rider has been in effect for 12 months (the “waiting period”) and confinement must meet the elimination period of 180 days within the last 365 days. The elimination period and waiting period can, but do not need to, run concurrently.

Please note:

•	You cannot elect the Income Enhancement Option if the individual(s) is/are already confined in a hospital or nursing facility.

•	Confinement must be prescribed by a physician based on the individual’s inability to sustain themselves outside of a hospital or nursing facility due to physical or cognitive ailments.

•	The increase to the withdrawal percentage stops when the qualifying person or persons is/are no longer confined as described above.

•	The hospital and/or nursing facility must meet the criteria listed below to qualify for the benefit.

•	You cannot elect the Income Enhancement Option if you are confined in an assisted living facility or a residential care facility.

A Qualifying Hospital must meet the following criteria:

•	It is operated pursuant to the laws of the jurisdiction in which it is located;

•	It is operated primarily for the care and treatment of sick and injured persons on an inpatient basis;

•	It provides 24-hour nursing service by or under the supervision of registered graduate professional nurses;

•	It is supervised by a staff of one or more licensed physicians; and

•	It has medical, surgical and diagnostic facilities or access to such facilities.

A Qualifying Nursing Facility must meet the following criteria:

•	It is operated pursuant to the laws and regulations of the state in which it is located as a nursing facility or Alzheimer’s disease facility;

•	It provides care performed or supervised by a registered graduate nurse;

•	It provides room and board accommodations; and

•	Will provide 24-hour nursing services, 7 days a week by an on-site Registered Nurse and related services on a continuing inpatient basis.

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•	It has a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one physician; and

•	It maintains a clinical record of each patient.

A Qualifying Nursing Facility does not include:

•	Assisted living facilities or residential care facilities;

•	A place primarily for treatment of mental or nervous disorders, drug addiction or alcoholism;

•	A home for the aged, a rest home, community living center or a place that provides domestic, resident, retirement or educational care;

•	Personal care homes, personal care boarding homes, residential or domiciliary care homes;

•	A rehabilitation hospital or basic care facilities;

•	Adult foster care facilities, congregate care facilities, family and group living assisted living facilities; or

•	Other facilities similar to those described above.

We will require confirmation of confinement in a qualifying hospital or a qualifying nursing facility while benefit payouts are being received. Confirmation of that confinement will be attained and approved by completing our “Income Enhancement Proof of Confinement Certification” form. This form requires additional proof of confinement which may be a physician’s statement, a statement from a hospital or nursing facility administrator, or any other information satisfactory to us which may include information from third party or company interviews and/or visits of the facility. If it is determined that the qualifying individual was not confined in an eligible facility as defined above and has received payments under the Income Enhancement Option, those payments could be considered an excess withdrawal and have a negative effect on the rider values. If confinement ceases, you may re-qualify by satisfying another 180-day elimination period requirement.

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